UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 11, 2012

NORTH BAY RESOURCES INC.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

000-54213
(Commission File Number)

83-0402389
(IRS Employer Identification No.)

2120 Bethel Road
Lansdale, Pennsylvania 19446
 (Address of principal executive offices and Zip Code)

(215) 661-1100
Registrant's telephone number, including area code

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995

Information  included  in this Form 8-K may contain  forward-looking  statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”) and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).  This information may involve known and unknown risks, uncertainties and other factors which may cause the Company’s actual results, performance or achievements to be materially different from future results, performance or achievements expressed or implied by any forward-looking statements.  Forward-looking statements, which involve assumptions and describe the Company’s future plans, strategies and expectations, are generally identifiable by use of the words “may,” “will,” “should,” “expect,” “anticipate,” “estimate,” “believe,” “intend” or “project” or the negative of these words or other variations on these words or comparable terminology.  These forward-looking statements are based on assumptions that may be incorrect, and there can be no assurance that any projections included in these forward-looking statements will come to pass.  The Company’s actual results could differ materially from those expressed or implied by the forward-looking statements as a result of various factors.  Except as required by applicable laws, the Company undertakes no obligation to update publicly any forward-looking statements for any reason, even if new information becomes available or other events occur in the future.

Item 1.01                      Entry Into a Material Definitive Agreement

Effective July 11, 2012, the Registrant executed an amendment to the Taber Mine Option Agreement (the “Option”, or the “Agreement”), dated November 1, 2011, whereby the term of the Option giving the Company the exclusive right to lease or acquire the Taber Mine has been extended for one additional year.

Under the terms of the Agreement, and as set forth in the Company's Current Report on Form 8-K filed with the United States Securities and Exchange Commission (“SEC”) on November 1, 2011, the Registrant has acquired the exclusive, unrestricted, and irrevocable option to lease the Taber Mine (the “Property”) in Sierra County, California.  The Property covers approximately 650 acres, and is located near the town of La Porte, California. The duration of the Agreement was originally set as nine (9) months from the original effective date.  With this one year extension, the duration of the Agreement is now set at twenty one (21) months from the original effective date. The consideration to be paid is $2,000 per month for the duration of the Agreement, including the aforementioned Option extension, during which time the Registrant may elect to exercise its option and enter into a definitive agreement to lease or acquire the Property. As of the date of this report, the Registrant is current in its payments and obligations.

This is an arms-length transaction, and there is no family or other relationship with any affiliate of the Property owner with any officer, director, or affiliate of the Registrant.  No shares of the Registrant’s stock have been or will be issued in connection with this Agreement.

The above described executed Amendment is attached hereto and incorporated by reference as Exhibit 10.2

Item 9.01 Financial Statements and Exhibits

(c) Exhibits

10.1
Taber Mine Option Agreement dated November 1, 2011 , as previously filed with the Company’s filing of Form 8-K, SEC file number 000-54213, filed on November 1, 2011, and incorporated by this reference as an exhibit to this Form 8-K

10.2	Taber Mine Option Agreement, Amendment No. 1, dated July 11, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORTH BAY RESOURCES INC.
 (Registrant)

By: /s/ Perry Leopold
Perry Leopold
Chief Executive Officer

Dated: July 16, 2012